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                          SECURITIES AND EXCHANGE COMMISSION

                                WASHINGTON, D.C. 20549


                                      FORM 8-K



               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                           SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):    FEBRUARY 20, 1997


                                    UNICOMP, INC.
                (Exact name of registrant as specified in its charter)

                           COMMISSION FILE NUMBER:  0-15671

          COLORADO                                      84-1023666
(State or other jurisdiction of            (I.R.S. Employer Identification No.)
incorporation or organization)


                            1850 PARKWAY PLACE, SUITE 925
                               MARIETTA, GEORGIA  30067
            (Address, including zip code, of principal executive offices)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:    (770) 424-3684



                         1800 SANDY PLAINS PARKWAY, SUITE 305
                               MARIETTA, GEORGIA  30066
            (Former name or former address, if changed since last report)

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

    On February 20, 1997, the Registrant acquired 100% of the issued and outstanding capital stock of CEM Computers Limited ("CEM"), a United Kingdom corporation, pursuant to a Share Sale Agreement, dated February 20, 1997 (the "Agreement"). The authorized capital stock of CEM consists of 49,500 shares of class A common stock and 500 shares of class B common stock, of which 1,100 shares of class A common stock and 500 shares of class B common stock were issued and outstanding. The Registrant acquired the capital stock of CEM for L2.349 million (approximately $3.8 million). The source of funds used to complete the acquisition was derived from the Registrant's public offering completed in November, 1996. The terms of the Agreement and the amount of the consideration paid for the CEM capital stock were determined through arms-length negotiations among the parties.

    The Registrant will operate CEM as a subsidiary. Prior to the acquisition, CEM was a wholly owned subsidiary of Eurodis Electron Plc and was in the business of providing independent hardware and software support, systems integration services, training and systems support, primarily in Northern Ireland and was also a reseller of computer equipment primarily to the education and corporate marketplace. The Registrant intends to continue such business.

    The description of the transactions contemplated by the Agreement is qualified entirely by reference to the Agreement which is attached hereto as
Exhibit 2.1 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

           The financial statements will be provided within 60 days of the date of filing this Form 8-K.

     (b) PRO FORMA FINANCIAL INFORMATION

           The pro forma financial statements will be provided within 60 days of the date of filing this Form 8-K.

     (c) EXHIBITS

    Exhibit No.                             Description
    -----------                             -----------

    Exhibit 2.1 Share Sale Agreement by and between the Registrant and Eurodis Electron Plc dated February 20, 1997









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                                      SIGNATURES


    Pursuant to the requirements of Section 13 or 15 (d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Marietta, State of Georgia, on the 6th day of March, 1997.

                                       UNICOMP, INC.

                                       By:  /s/  Stephen A. Hafer
                                           -------------------------------------
                                           Stephen A. Hafer
                                           Chairman of the Board, President
                                           and Chief Executive Officer








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